UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 2005

NATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-14773	34-1518564
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

112 West Market Street, Orrville, Ohio 44667

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 682-1010

ITEM 7.01 REGULATION FD DISCLOSURE.

PRESS RELEASE. On July 19, 2005, National Bancshares Corporation issued a press release containing unaudited financial information and accompanying discussion for the quarter ended June 30, 2005. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this report by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit 99.1 National Bancshares Corporation press release dated July 19, 2005 containing unaudited financial information and accompanying discussion for the quarter ended June 30, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bancshares Corporation

Date:	July 19, 2005	/s/Charles J. Dolezal

Charles J. Dolezal, President

3